UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 6, 2025

GILEAD SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California
(Address of principal executive offices)
94404
(Zip Code)
650-574-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On October 6, 2025, Gilead Sciences, Inc., a Delaware corporation (“Gilead”), announced that it has entered into settlement agreements (“Agreements”) to resolve the patent litigations with Lupin Ltd., Cipla Ltd. and Laurus Labs Ltd., generic manufacturers that filed abbreviated new drug applications with the U.S. Food and Drug Administration to market generic versions of Biktarvy®. Under the Agreements, which are subject to standard acceleration provisions, no generic entry is expected prior to April 1, 2036 in the United States for Biktarvy tablets containing bictegravir (50 mg), emtricitabine (200 mg) and tenofovir alafenamide (25 mg).
This filing includes forward-looking statements that are subject to the safe harbors provided under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statement other than statements of historical fact are forward-looking statements, including statements regarding patent protection and estimated loss of exclusivity for our products, and involve risks and uncertainties that may cause actual results or outcomes to differ materially. These risks and uncertainties include challenges to intellectual property, adverse litigation or government action, changes to laws and regulations applicable to our industry, as well as other risks and uncertainties described in Gilead’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this filing are made only as of the date hereof unless otherwise specified. Except as required under federal securities laws and the rules and regulations of the SEC, Gilead does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any forward-looking statements after this filing.
The information in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ DEBORAH H. TELMAN
Deborah H. Telman EVP, Corporate Affairs, General Counsel and Corporate Secretary

Date: October 6, 2025